Exhibit 99.2

1 INVESTOR CALL 4Q 2021 January 25, 2022, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 - 844 - 200 - 6205 Access Code: 574606 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

D ISCLOSURES 2 Forward - Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward - looking statements as defined under the Private Securities Litigation Reform Act of 1995 .. These statements, including statements regarding the effects of the COVID - 19 pandemic on SmartFinancial Inc .. ’s (“Smartfinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions .. All forward - looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward - looking statements .. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity ; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize ; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships ; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank ; (5) risks related to the acquisition of Sevier County Bancshares, Inc .. (“SCB”) ; (6) the risk that the anticipated benefits from the acquisition of SCB may not be realized in the time frame anticipated ; (7) changes in management’s plans for the future ; (8) prevailing, or changes in, economic or political conditions, particularly in our market areas ; (9) credit risk associated with our lending activities ; (10) changes in interest rates, loan demand, real estate values, or competition ; (11) changes in accounting principles, policies, or guidelines ; (12) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to, COVID - 19 and related variants ; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID - 19 pandemic and related variants ; (14) the impact of the COVID - 19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations ; (15) potential increases in the provision for loan losses resulting from the COVID - 19 pandemic and related variants ; and (16) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services .. These and other factors that could cause results to differ materially from those described in the forward - looking statements can be found in SmartFinancial’s most recent annual report on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www .. sec .. gov) .. Undue reliance should not be placed on forward - looking statements .. SmartFinancial disclaims any obligation to update or revise any forward - looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise .. Non - GAAP Financial Measures Statements included in this presentation include Non - GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non - GAAP financial measures to GAAP financial measures .. SmartFinancial management uses several Non - GAAP financial measures, including : (i) operating earnings, (ii) operating return on average assets, (iii) operating return on average shareholder equity, (iv) return on average tangible common equity, (v) operating return on average tangible common equity, (vi) operating efficiency ratio ; (vii) tangible common equity ; (viii) average tangible common equity ; (ix) tangible book value ; (x) operating pre - tax pre - provision earnings ; (xi) operating noninterest income ; (xii) operating noninterest expense ; (xiii) tangible assets ; and ratios derived therefrom, in its analysis of the company's performance .. Operating earnings excludes the following from net income : securities gains and losses, proceeds related to the termination of an Alabama Department of Economic and Community Affairs (“ADECA”) loan program, merger related and restructuring expenses, and the income tax effect of adjustments .. Operating return on average assets is the annualized operating earnings (Non - GAAP) divided by average assets .. Operating return on average shareholder equity is the annualized operating earnings (Non - GAAP) divided by average equity .. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non - GAAP) .. Operating return on average tangible common equity is the annualized operating earnings (Non - GAAP) divided by average tangible common equity (Non - GAAP) .. The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio .. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity .. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding .. Operating pre - tax pre - provision earnings is net interest income plus operating noninterest income (Non - GAAP) less operating noninterest expense (Non - GAAP) .. Operating noninterest income excludes the following from noninterest income : securities gains and losses, proceeds related to the termination of the ADECA loan program .. Operating noninterest expense excludes the following from noninterest expense : prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true - up expenses .. Tangible assets excludes goodwill and other intangibles from total assets .. Management believes that Non - GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers .. Management believes these non - GAAP financial measures also enhance investors' ability to compare period - to - period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance .. Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company .. Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP ..

2021 ACHIEVEMENTS: *A ROBUST YEAR OF PROGRESS*

SmartFinancial

SIGNIFICANT YEAR OF STRATEGIC INVESTMENT:

ACQUISITION: SCB SEVIER COUNTY BANK

- *SIGNIFICANTLY ENHANCED SEVIER COUNTY MARKET DENSITY*
- *BETTER THAN PROJECTED OPERATIONAL EFFICIENCIES*

ACQUISITION: FOUNTAIN EQUIPMENT FINANCE

- *NEW, HIGHLY PROFITABLE EQUIPMENT FINANCE DIVISION*

ENHANCED BUSINESS GENERATION FIREPOWER

- *25+ SENIOR BANKING LIFT-OUTS ACROSS MULTIPLE MARKETS:*
  - *AUBURN, AL* (New Market)
  - *BIRMINGHAM, AL* (New Market)
  - *COASTAL, FL*
  - *DOTHAN, AL* (New Market)
  - *MONTGOMERY, AL* (New Market)
  - *MOBILE, AL* (New Market)
  - *NASHVILLE, TN*
  - *TALLAHASSEE, FL*

TALENTED FLOOR PLAN LENDING DIVISION

- *NEW BUSINESS LINE SUPPORTED BY 61+ YEARS OF COMBINED EXPERIENCE*

SUBSTANTIAL WEALTH MANAGEMENT EXPANSION

- *ADDED THREE SENIOR WEALTH ADVISORS MANAGING ~$350 MILLION AUM[1]*

BY THE NUMBERS: 2021 VS. 2020

$ in Millions, except per share data



$3,305
$4,612
40%
2020Y
2021Y
ASSETS
$2,093
$2,641
26%
LOANS AND LEASES (EX. PPP)[3]
$289
$52
82%
SBA PPP LOANS
$2,805
$4,022
43%
DEPOSITS
$1.82
$2.39
31%
OPERATING EPS[2]
$17.92
$19.26
7%
TBV PER SHARE[2]
0.89%
0.98%
9bps
OPERATING ROAA[2]
10.7%
12.8%
210bps
OPERATING ROATCE[2]

1) Relationship management stats at previous place of employment immediately prior to joining SmartBank; Assets Under Management (AUM)
2) For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
3) Loans and leases excludes SBA PPP loans and includes loans and leases from Sevier County Bank and Fountain Equipment Finance acquisitions

3

SmartFinancial: *Expanding Southeast Franchise*

SmartFinancial

$4.6
Billion in Total Assets

$2.7
Billion in Total Loans

$4.0
Billion in Total Deposits

40
Total Branches[1]



Nashville
Knoxville
Huntsville
Chattanooga
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Pensacola
Tallahassee
Legacy SmartBank Branch Offices
New SmartBank Branch Offices
Loan Production Office
Planned Future Expansion

Act with integrity **B**e enthusiastic **C**reate positivity **D**emonstrate accountability **E**mbrace change

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

- Creating "WOW" experiences
- Exhibiting over-the-top enthusiasm and positivity
- Delivering exceptional, professional & knowledgeable service

Proud to be Voted a Top Workplace 5 years in a row!



TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021
knox news. knox.biz
knox news. knox.biz
knox news. knox.biz

4

Balance sheet and branch count represent 12/31/21 balances; 1) assumes closing of five SCB branches including the SCB Richmond, VA branch, opening of Auburn, Dothan, Mobile and Montgomery, AL locations and consolidation of one Murfreesboro, TN location

MARKET AREA: *TARGETING INDUSTRY RICH GROWTH MARKETS*

SmartFinancial

SMARTBANK IS FOCUSED ON BUILDING MUSCLE IN ITS EXPANDING, FAST GROWING SOUTHEAST MARKET AREAS

EXPANDING MARKETS VS. LEGACY MARKETS[1]

127% LARGER DEPOSIT BASE	14% HIGHER MEDIAN HOUSEHOLD INCOME	0.5% FASTER PROJECTED POPULATION GROWTH
51% LARGER POPULATION BASE	2.4% FASTER HOUSEHOLD INCOME GROWTH	>20% OF TOTAL REVENUE PRODUCING ASSOCIATES[2]

LEGACY MARKET AREA

Core Tennessee[3]

Total Deposits in Market	*$41.3 Billion*
Current Population (2021)	*1,549,636*
Proj. Pop. Growth ('21-'26)	*4.0%*
Proj. HH Inc. Growth ('21-'26)	*9.7%*

East Middle Tennessee[4]

Total Deposits in Market	*$9.9 Billion*
Current Population (2021)	*429,125*
Proj. Pop. Growth ('21-'26)	*4.2%*
Proj. HH Inc. Growth ('21-'26)	*9.3%*

Legacy Alabama[5]

Total Deposits in Market	*$34.7 Billion*
Current Population (2021)	*1,417,711*
Proj. Pop. Growth ('21-'26)	*3.0%*
Proj. HH Inc. Growth ('21-'26)	*6.2%*

EXPANDING MARKET AREA

Central Tennessee / Nashville[6]

Total Deposits in Market	*$89.2 Billion*
Current Population (2021)	*1,980,990*
Proj. Pop. Growth ('21-'26)	*5.9%*
Proj. HH Inc. Growth ('21-'26)	*11.4%*

Alabama Expansion[7]

Total Deposits in Market	*$73.5 Billion*
Current Population (2021)	*1,784,492*
Proj. Pop. Growth ('21-'26)	*1.5%*
Proj. HH Inc. Growth ('21-'26)	*10.1%*

Florida Panhandle[8]

Total Deposits in Market	*$32.7 Billion*
Current Population (2021)	*1,368,618*
Proj. Pop. Growth ('21-'26)	*5.0%*
Proj. HH Inc. Growth ('21-'26)	*10.0%*

1) Percentages based on combined Legacy Market Area vs. Expanding Market Area; 2) Business generating associates in Expanding Market Area as a percent of total SmartBank revenue producing associates; 3) Core Tennessee includes Chattanooga, TN, Knoxville, TN and Sevierville, TN MSAs; 4) East Middle Tennessee includes Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN and Tullahoma, TN MSAs; 5) Legacy Alabama includes Clarke, AL, Fairhope, AL, Huntsville, AL, Mobile, AL and Tuscaloosa, AL MSAs; 6) Central Tennessee / Nashville includes the Nashville, TN MSA 7) Alabama Expansion includes Auburn, AL, Birmingham, AL, Dothan, AL and Montgomery, AL MSAs; 8) Florida Panhandle includes Fort Walton/Destin, FL, Panama City, FL, Pensacola, FL and Tallahassee, FL MSAs

Source: S&P Market Intelligence; Weighted Averages for each market area based on population

5

QUARTERLY HIGHLIGHTS: *FOURTH QUARTER 2021*

SmartFinancial

$0.52
DILUTED OPERATING EPS[1]

$4.6
BILLION IN TOTAL ASSETS

5%
QOQ[2] ANNUALIZED TANG. BOOK VALUE PER SHARE GROWTH[1]

12%
QOQ ANNUALIZED ORGANIC LOAN[3] GROWTH[4]

0.77%
OPERATING RETURN ON AVERAGE ASSETS[1]

23%
QOQ ANNUALIZED ORGANIC DEPOSIT GROWTH

10.7%
OPERATING RETURN AVERAGE TANG. COMMON EQUITY[1]

67%
LOAN / DEPOSIT RATIO

68%
OPERATING EFFICIENCY RATIO[1]

0.11%
NON-PERFORMING ASSETS / ASSETS

EARNINGS PER SHARE


$0.59
$0.61
$0.61
$0.63
$0.40
$0.52
4Q20
3Q21
4Q21
GAAP EPS
OPERATING EPS[1]

BOOK VALUE PER SHARE


$23.64
$17.92
$25.28
$19.03
$25.56
$19.26
4Q20
3Q21
4Q21
BV PER SHARE
TBV PER SHARE[1]

RETURN ON AVERAGE ASSETS


1.11%
1.14%
0.97%
1.00%
0.59%
0.77%
4Q20
3Q21
4Q21
GAAP ROAA
OPERATING ROAA[1]

RETURN ON AVERAGE TANGIBLE COMMON EQUITY


13.4%
13.7%
12.8%
13.3%
8.2%
10.7%
4Q20
3Q21
4Q21
GAAP ROATCE
OPERATING ROATCE[1]

Financial data as of or for the three months ended 12/31/21
1) *For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *Organic loan growth excludes PPP loans*

6

BALANCE SHEET: *CONTINUED BALANCE SHEET EXPANSION*

$ in Millions

TOTAL LOANS

CAGR[1] OF 20% SINCE 2017



$1,319
$1,775
$1,897
$2,382
$2,487
$2,468
$2,653
$2,693
5.31%
5.72%
5.49%
4.89%
4.67%
4.52%
4.95%
4.53%
2017Y
2018Y
2019Y
2020Y
1Q21
2Q21
3Q21
4Q21
AVERAGE LOAN YIELD

TOTAL DEPOSITS

LOANS TO DEPOSITS RATIO OF 67%



$1,439
$1,922
$2,047
$2,805
$3,048
$3,139
$3,799
$4,022
0.55%
0.86%
1.12%
0.55%
0.33%
0.29%
0.25%
0.22%
2017Y
2018Y
2019Y
2020Y
1Q21
2Q21
3Q21
4Q21
AVERAGE TOTAL DEPOSIT COST

1) CAGR: Compound Annualized Growth Rate

7

Loan Portfolio: *Strong Organic Loan Growth*

$ in Millions

Loan Composition

Organic Growth Despite Market Headwinds



$2,382
$2,487
$2,468
$2,653
$2,693
19%
12%
15%
12%
23%
19%
17%
11%
14%
14%
24%
19%
18%
12%
13%
7%
27%
20%
18%
12%
14%
3%
28%
21%
3%
18%
10%
16%
2%
29%
22%
4Q20
1Q21
2Q21
3Q21
4Q21
CRE, OO
CRE, NOO
SBA PPP Loans
C&I
C&D
Consumer RE
Leases & Other

Quarterly Loan Growth

3% QoQ Net New Loan Growth[1]



Total
3%, $76
Leases & Other
1%, $0
Consumer RE
(0%), $(1)
C&D
(15%), $(48)
C&I
14%, $53
CRE, NOO
6%, $42
CRE, OO
5%, $29

1) Excludes SBA PPP Loans

8

Asset Quality: *Strong Underwriting Pays Dividends*

$ in Thousands



Nonperforming Assets
$10,401
$10,180
$6,456
$6,059
$5,058
0.31%
0.29%
0.18%
0.14%
0.11%
4Q20
1Q21
2Q21
3Q21
4Q21
Nonperforming Loans
OREO & Other Repos
Nonperforming Assets / Total Assets



Delinquent and Nonaccruals / Total Loans
$9,606
$11,756
$6,699
$7,768
$8,991
0.40%
0.47%
0.27%
0.29%
0.33%
4Q20
1Q21
2Q21
3Q21
4Q21
Total Delinquent & Nonaccrual Loans & Leases
Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases



Credit Quality
0.44%
0.39%
0.29%
0.36%
0.35%
0.08%
0.01%
0.01%
0.03%
0.05%
4Q20
1Q21
2Q21
3Q21
4Q21
Classified Loans and Leases / Total Loans & Leases
Net Chargeoffs



Commercial Real Estate Concentration
265%
275%
299%
295%
290%
89%
90%
94%
89%
75%
4Q20
1Q21
2Q21
3Q21
4Q21
CRE Loans / Capital
C&D Loans / Capital

9

10 P AYCHECK P ROTECTION P ROGRAM (“PPP”): F INAL U PDATE Note: As of 12/31/21 Originated Acquired O/S Balance Forgiven # of Loans 2,957 25 10 2,972 % of Total 0% 100% Total Loan Balance 300,789 $ 2,207 $ 1,339 $ 301,658 $ % of Total 0% 100% Total Fees 10,068 $ - $ Originated Acquired O/S Balance Forgiven # of Loans 1,801 - 577 1,224 % of Total 32% 68% Total Loan Balance 138,398 $ - $ 50,909 $ 87,489 $ % of Total 37% 63% Total Fees 7,035 $ 2,038 $ 2020 PPP Vintage 2021 PPP Vintage PPP Remaining Balance, 37% PPP Forgiven, 63% PPP Remaining Balance, 0% PPP Forgiven, 100%

11 R ESERVE R ECONCILIATION : $ in Thousands $18,346 $18,370 $18,310 $19,295 $19,352 $14,467 $12,951 $12,982 $13,001 $15,483 0.96% 0.91% 0.86% 0.76% 0.74% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 4Q20 1Q21 2Q21 3Q21 4Q21 A LLOWANCE FOR L OAN L OSSES A CQUIRE L OAN F AIR V ALUE D ISCOUNTS A LLOWANCE - O RIGINATED / O RIG .. L&L, L ESS PPP 4Q20 1Q21 2Q21 3Q21 4Q21 Allowance / Total Loans & Leases ("L&L") 0.77% 0.74% 0.74% 0.73% 0.72% Allowance / Total L&L, less PPP 0.88% 0.85% 0.80% 0.75% 0.73% Allowance - Originated / Orig. L&L, less PPP 0.96% 0.91% 0.86% 0.76% 0.74% Allowance - Acquired / Acquired L&L 0.49% 0.57% 0.47% 0.74% 0.65% Acquired FV Discount / Acquired L&L 3.76% 3.74% 3.61% 2.48% 3.42% Total Reserves / Total L&L 1.38% 1.26% 1.27% 1.22% 1.29% Total Reserves / Total L&L, less PPP 1.57% 1.46% 1.37% 1.26% 1.31%

DEPOSIT PORTFOLIO: *CONTINUED CORE DEPOSIT GROWTH*

$ in Millions

DEPOSIT COMPOSITION

CORE DEPOSIT GROWTH OUTPACING TIME DEPOSIT CONTRACTION



$2,805
$3,048
$3,139
$3,799
$4,022
20%
33%
23%
24%
17%
35%
22%
26%
16%
36%
22%
26%
15%
37%
22%
26%
14%
37%
22%
26%
4Q20
1Q21
2Q21
3Q21
4Q21
NONINTEREST DEMAND
INTEREST-BEARING DEMAND
MONEY MARKET AND SAVINGS
TIME DEPOSITS

QUARTERLY DEPOSIT GROWTH

6% QOQ NET NEW DEPOSIT GROWTH



TOTAL
6%, $223
TIME DEPOSITS
(2%), $(11)
MONEY MARKET AND SAVINGS
7%, $104
INTEREST-BEARING DEMAND
6%, $52
NONINTEREST DEMAND
8%, $78

12

$26,506 $26,260 $26,897 $30,382 $29,855 $4,511 $5,691 $5,143 $6,264 $6,806 $31,017 $31,951 $32,040 $36,646 $36,661 3.57% 3.48% 3.29% 3.35% 2.92% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 4Q20 1Q21 2Q21 3Q21 4Q21 N ET I NTEREST I NCOME O PERATING N ONINTEREST I NCOME (N ON - GAAP) N ET I NTEREST M ARGIN (FTE) $482 $557 $674 $1,091 $1,045 $216 $251 $251 $339 $559 6.5% 7.1% 6.9% 7.7% 12.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1,000 $1,200 4Q20 1Q21 2Q21 3Q21 4Q21 C ASH AND C ASH E QUIV .. S ECURITIES (AFS/HTM) S ECURITIES (AFS/HTM) / T OTAL A SSETS 13 L IQUIDITY U TILIZATION : M ARGIN M ANAGEMENT WHILE D RIVING R EVENUE $ in Millions C ASH AND S ECURITIES D EPLOYING E XCESS F UNDING M ARGIN / O PERATING R EVENUE M AINTAINING R EVENUE D ESPITE C HALLENGING M ARGIN E NVIRONMENT $ in Thousands 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income ta xes are stated on a taxable - equivalent basis assuming a federal income tax rate of 21.0% Note: For a reconciliation of Non - GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 4Q20 1Q21 2Q21 3Q21 4Q21 Cash Yield 0.35% 0.28% 0.23% 0.23% 0.22% Sec. Yield (AFS/HTM) 1 2.02% 2.02% 2.16% 1.89% 1.64% Loans (less Accr./PPP Fees) 4.23% 4.00% 4.06% 4.21% 4.20% Accretion 0.13% 0.27% 0.12% 0.28% 0.07% PPP Fees 0.36% 0.40% 0.34% 0.46% 0.26% Loan Yield (incl. Fees) 4.72% 4.67% 4.52% 4.95% 4.53% IE Asset Yield 4.01% 3.88% 3.65% 3.67% 3.20% NIM (FTE) 3.57% 3.48% 3.29% 3.35% 2.92%

NONINTEREST REVENUE DETAILS: *GROWING FEE INCOME*

SmartFinancial

$ in Thousands

OPERATING NONINTEREST INCOME[1]

CONTINUING TO STRENGTHEN



$4,511
$5,691
$5,143
$6,264
$6,806
4Q20
1Q21
2Q21
3Q21
4Q21
SERVICE CHARGES ON DEPOSIT ACCOUNTS
MORTGAGE BANKING INCOME
INVESTMENT SERVICES INCOME
INSURANCE COMMISSIONS
INTERCHANGE FEES
OTHER NONINTEREST INCOME

DIFFERENTIATED REVENUE STREAMS

BUILDING A FAMILY OF DIVERSIFIED REVENUE GENERATORS

SmartBank INVESTMENT SERVICES

Rains Insurance A SmartBank Company

SmartBank Mortgage Services

FOUNTAIN EQUIPMENT FINANCE

1) Non-GAAP operating non-interest income shown

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

14

OPERATING EXPENSE: *INVESTING IN GROWTH*

$ in Thousands

OPERATING EFFICIENCY RATIO

EXECUTING ON MARKET EXPANSION OPPORTUNITIES


61%
60%
63%
62%
68%
4Q20
1Q21
2Q21
3Q21
4Q21
OPERATING EFFICIENCY RATIO (NON-GAAP)

OPERATING NONINTEREST EXPENSE[1]

ELEVATED EXPENSES RELATED TO ACQUISITION AND LIFT-OUTS


$19,251
$19,361
$20,425
$22,845
$25,061
4Q20
1Q21
2Q21
3Q21
4Q21
SALARIES & BENEFITS
OCCUPANCY & EQUIPMENT
DATA PROCESSING & TECHNOLOGY
PROFESSIONAL SERVICES
AMORTIZATION OF INTANGIBLES
OTHER NONINTEREST EXPENSE

1) Non-GAAP operating non-interest expense shown

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

15

OPERATING EXPENSE: *TECHNOLOGY INITIATIVES*

SmartFinancial

PLATFORM ENHANCEMENTS TO EMBRACE A CHANGING REMOTE WORKFORCE ENVIRONMENT

MASSIVE EXPANSION OF HIRING POOL FOR MOST OPERATIONAL AREAS: LOAN PROCESSING, FINANCE, HR, DEPOSIT OPERATIONS & IT

- *Digital Transformation Plan, led by new Chief Information Officer* – Q3 2020
- Q1 2021 – *Work from home technology upgrade*
- *Enhanced work from home security upgrade* – Q1 2021
- Q2 2021 – *Cloud-based Contact Center*
- *Digital consumer deposit origination upgrade* – Q2 2021
- Q2 2021 – *Online mortgage origination enhancements*
- *Branch network modernization* – Q2 2021
- Q2 2021 – *Telecommunications management upgrade*
- *Enhanced cyber security technology* – Q2 2021
- Q3 2021 – *Redesigned smartbank.com*
- *Treasury Management Platform Upgrade* – Q1 2022
- Q2 2022 – *nCino commercial loan origination platform upgrade*
- *Core OS platform upgrade* – Q2 2022
- Q2 2022 – *Centralized bank application support team*
- *Teller modernization bank-wide* – Q2 2022
- Q2 2022 – *Data analytics platform implementation*
- *Digital floorplan lending solution upgrade* – Q3 2022
- Q3 2022 – *Commercial online account origination*
- *ATM fleet replacement with ITM upgrade* – Q3 2022
- Q3 2022 – *Enhanced digital consumer finance tools*
- *New loan pricing model upgrade* – Q4 2022

INVESTING IN OUR PLATFORM TO MAKE SMARTBANK AN EASIER ORGANIZATION WITH WHICH TO DO BUSINESS

16

CAPITAL: *WELL CAPITALIZED – BUILDING BOOK VALUE*

SmartFinancial

TCE / TA[1]



8.4%
8.0%
7.9%
7.5%
7.2%
4Q20
1Q21
2Q21
3Q21
4Q21

LEVERAGE RATIO



8.7%
8.6%
8.1%
8.4%
7.5%
5%
WELL
CAPITALIZED
4Q20
1Q21
2Q21
3Q21
4Q21

CET1 RATIO



11.6%
11.3%
10.6%
10.9%
10.2%
6.5%
WELL
CAPITALIZED
4Q20
1Q21
2Q21
3Q21
4Q21

TOTAL CAPITAL RATIO



14.1%
13.6%
12.8%
12.9%
12.2%
10%
WELL
CAPITALIZED
4Q20
1Q21
2Q21
3Q21
4Q21

BASEL III REGULATORY CAPITAL MINIMUM TO BE CONSIDERED "WELL CAPITALIZED"

BUILDING SHAREHOLDER VALUE

TANGIBLE BOOK VALUE PER SHARE[1]



$13.90
$14.64
$16.82
$17.92
$18.39
$18.69
$19.03
$19.26
2017Y
2018Y
2019Y
2020Y
1Q21
2Q21
3Q21
4Q21
TBV PER SHARE 1

$5.36
TBV PER SHARE[1]
CREATED '17 – ' 21

8%
CAGR '17 – '21

$0.06
QUARTERLY DIVIDEND

1) Non-GAAP financial measure. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
Note: Capital ratio data as of the most recent period ended 12/31/21

17

WHY SMARTBANK: *INVESTMENT HIGHLIGHTS*

SmartFinancial

- ENGAGED MANAGEMENT TEAM
- LOW-COST DEPOSIT BASE
- SOLID CREDIT QUALITY AND UNDERWRITING
- STABLE MARKETS EXPERIENCING POPULATION EXPANSION
- GROWING BUSINESS LINES WITH REVENUE DIVERSIFICATION
- FRANCHISE SCARCITY VALUE – BUILDING SOUTHEAST DENSITY
- HISTORY OF DEFENDING BOOK VALUE AND DELIVERING SHAREHOLDER VALUE

18

A PPENDIX 19

INCOME STATEMENT: *DETAILED THIRD QUARTER RESULTS*

SmartFinancial

($ in thousands, except per share data)	4Q21	3Q21	4Q20	4Q21 vs. 3Q21 % Chg.	4Q21 vs. 4Q20 % Chg.
Net Interest Income	$ 29,855	$ 30,382	$ 26,506	(2%)	13%
Provision for Loan & Lease losses	422	1,149	-		
Noninterest Income	6,806	6,309	4,976	8%	37%
Noninterest Expense	27,823	23,309	19,953	19%	39%
Income Tax Expense	1,761	2,633	2,499		
Net Income (GAAP)	$ 6,655	$ 9,600	$ 9,030	(31%)	(26%)
Non-GAAP Reconciliations					
Noninterest Income	-	(45)	(465)		
Noninterest Expense	2,762	464	702		
Income Tax Effect Of Adjustments	(713)	(108)	(62)		
Operating Earnings (Non-GAAP)	$ 8,704	$ 9,911	$ 9,205	(12%)	(5%)
Operating PTPP Earnings (Non-GAAP)	$ 11,600	$ 13,801	$ 11,766	(16%)	(1%)

Non-GAAP Performance Metrics	4Q21	3Q21	4Q20	4Q21 vs. 3Q21 % Chg.	4Q21 vs. 4Q20 % Chg.
Diluted Operating Earnings Per Share	$ 0.52	$ 0.63	$ 0.61	(18%)	(15%)
Tangible Book Value Per Common Share	$ 19.26	$ 19.03	$ 17.92	1%	7%
Operating Return on Average Assets	0.77%	1.00%	1.14%	(0.23%)	(0.36%)
Operating PTPP Return on Average Assets	1.03%	1.39%	1.45%	(0.36%)	(0.42%)
Operating Return on Average Tang. Common Equity	10.7%	13.3%	13.7%	(2.6%)	(3.0%)
Operating Efficiency Ratio	68.1%	62.1%	60.9%	6.0%	7.2%

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

20

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, except per share data

		4Q21		3Q21		2Q21		1Q21		4Q20
Operating Earnings										
Net Income (GAAP)	$	6,655	$	9,600	$	8,778	$	9,756	$	9,030
Noninterest Income:										
Securities (Gains) Losses		-		(45)		-		-		-
ADECA Termination Proceeds[1]		-		-		-		-		(465)
Noninterest Expenses:										
Merger Related And Restructuring Expenses		2,762		464		372		103		702
Income Taxes:										
Income Tax Effect Of Adjustments		(713)		(108)		(96)		(27)		(62)
Operating Earnings (Non-GAAP)	$	8,704	$	9,911	$	9,054	$	9,832	$	9,205
Operating Earnings Per Common Share:										
Basic	$	0.52	$	0.64	$	0.60	$	0.65	$	0.61
Diluted		0.52		0.63		0.60		0.65		0.61
Operating Noninterest Income										
Noninterest Income (GAAP)	$	6,806	$	6,309	$	5,143	$	5,691	$	4,976
Securities (Gain) Losses		-		(45)		-		-		-
ADECA Termination Proceeds		-		-		-		-		(465)
Operating Noninterest Income (Non-GAAP)	$	6,806	$	6,264	$	5,143	$	5,691	$	4,511
Operating Noninterest Expense										
Noninterest Expense (GAAP)	$	27,823	$	23,309	$	20,797	$	19,464	$	19,953
Merger Related And Restructuring Expenses		(2,762)		(464)		(372)		(103)		(702)
Operating Noninterest Expense (Non-GAAP)	$	25,061	$	22,845	$	20,425	$	19,361	$	19,251
Operating Pre-Tax Pre-Provison ("PTPP") Earnings										
Net Interest Income (GAAP)	$	29,855	$	30,382	$	26,897	$	26,260	$	26,506
Operating Noninterest Income (Non-GAAP)		6,806		6,264		5,143		5,691		4,511
Operating Noninterest Expense (Non-GAAP)		(25,061)		(22,845)		(20,425)		(19,361)		(19,251)
Operating PTPP Earnings (Non-GAAP)	$	11,600	$	13,801	$	11,615	$	12,590	$	11,766
Non-GAAP Return Ratios										
Operating Return On Average Assets (Non-GAAP)[2]		0.77%		1.00%		1.01%		1.19%		1.14%
Operating PTPP Return On Average Assets (Non-GAAP)[3]		1.03%		1.39%		1.30%		1.52%		1.45%
Return On Average Tangible Common Equity (Non-GAAP)[4]		8.18%		12.84%		12.54%		14.41%		13.43%
Operating Return On Average Shareholders' Equity (Non-GAAP)[5]		8.09%		10.01%		9.83%		11.05%		10.34%
Operating Return On Average Tangible Common Equity (Non-GAAP)[6]		10.70%		13.26%		12.93%		14.53%		13.69%
Operating Efficiency Ratio										
Efficiency Ratio (GAAP)		75.89%		63.53%		64.91%		60.92%		63.38%
Adjustment For Taxable Equivalent Yields		(0.32%)		(0.25%)		(0.30%)		(0.28%)		(0.30%)
Adjustment For Securities Gains (Losses)		-		(0.08%)		-		-		-
Adjustment For Merger Expenses		(7.50%)		(1.11%)		(1.15%)		(0.32%)		(2.22%)
Operating Efficiency Ratio (Non-GAAP)		68.07%		62.09%		63.46%		60.32%		60.86%

1. *Note: "ADECA" represents a loan program administered by the Alabama Department of Economic and Community Affairs*
2. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
3. *Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.*
4. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
5. *Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
6. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

21

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, except per share data

	4Q21	3Q21	2Q21	1Q21	4Q20
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 429,430	$ 424,720	$ 373,393	$ 364,058	$ 357,168
Less Goodwill And Other Intangible Assets	105,852	104,930	90,966	86,350	86,471
Tangible Common Equity (Non-GAAP)	$ 323,578	$ 319,790	$ 282,427	$ 277,708	$ 270,697
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 426,808	$ 392,798	$ 369,325	$ 360,919	$ 354,026
Less Goodwill And Other Intangible Assets	104,193	96,250	88,551	86,424	86,561
Average Tangible Common Equity (Non-GAAP)	$ 322,615	$ 296,548	$ 280,774	$ 274,495	$ 267,465
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 25.56	$ 25.28	$ 24.71	$ 24.10	$ 23.64
Adjustment Due To Goodwill And Other Intangible Assets	(6.30)	(6.25)	(6.02)	(5.71)	(5.72)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.26	$ 19.03	$ 18.69	$ 18.39	$ 17.92
Tangible Common Equity To Tangible Assets:					
Total Assets	$ 4,611,579	$ 4,384,031	$ 3,654,356	$ 3,557,203	$ 3,304,949
Less Goodwill And Other Intangibles	105,852	104,930	90,966	86,350	86,471
Tangible Assets (Non-GAAP)	$ 4,505,727	$ 4,279,101	$ 3,563,390	$ 3,470,853	$ 3,218,478
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.18%	7.47%	7.93%	8.00%	8.41%

1. *Book value per share is computed by dividing total stockholders' equity by common shares outstanding. Tangible book value per share is computed by dividing total stockholders' equity, less goodwill and other intangible assets by common shares outstanding*

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Contact

Miller Welborn
Chairman
423.385.3067
Miller.Welborn@smartbank.com

Billy Carroll
President & CEO
865.868.0613
Billy.Carroll@smartbank.com

Ron Gorczynski
Chief Financial Officer
865.437.5724
Ron.Gorczynski@smartbank.com

SmartFinancial

5401 Kingston Pike, Suite 600
Knoxville, TN 37919

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